
EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Southern Energy, Inc. (formerly SEI Holdings, Inc.) (Holdings)
(100% - The Southern Company)
        Southern Energy Resources, Inc. (formerly Southern Energy, Inc.) (Project Development)
        (100% - Holdings)

               SEI Operadora de Argentina, S.A. (FUCO)
               (99.99% - Southern Energy Resources, Inc.; .01% - Holdings)

               Southern Electric International Asia, Inc. (Special Purpose Subsidiary - Project Development)
               (100% - Southern Energy Resources, Inc.)

               Southern Electric International, GmbH (Special Purpose Subsidiary
               - Project Development) (100% - Southern Energy Resources, Inc.)

        Asociados de Electricidad, S.A. (Intermediate Subsidiary)
        (100% Holdings)

        Southern Electric International, Inc. (Intermediate Subsidiary)
        (100 % Holdings)

        Southern Electric, Inc. (EWG)
        (100% - Holdings)

        Southern Energy North America, Inc. (Domestic Holdings)
        (100% - Holdings)

               Mobile Development Company (Special Purpose Subsidiary) (100% -
               Southern Energy North America, Inc.)

               Southern Energy Ventures, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

                   Southern Energy Trading and Marketing, Inc. (Energy-Related Company)
                       (100% - Southern Energy Ventures, Inc.)

                      SC Energy Ventures, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy Trading and Marketing, Inc.)

                             Southern Company Energy Marketing L.P.
                             (Energy-Related Company) (59.4% - SC Energy
                             Ventures, Inc.; 39.6% - Domestic Corporation; 1% -
                             Southern Company Energy Marketing G.P., L.L.C.)

         Southern Company Retail Energy Marketing L.P. (Energy-Related)
                                    (99% - Southern  Company  Energy  Marketing  L.P.; 1% - Southern  Company
                                        Energy  Marketing  G.P.,  L.L.C.)

                      Southern Energy Retail Trading and Marketing, Inc. (Energy-Related Company)
                      (100% - Southern Energy Trading and Marketing, Inc.)

               SC Ashwood Holdings, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy Ventures, Inc.)
                      Southern Company Energy Marketing G.P., L.L.C. (Intermediate Subsidiary)
                      (60% - SC Ashwood Holdings, Inc.; 40% - Domestic Corporation)




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy North-America, Inc. - CONTINUED

               SEI Birchwood, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

                      Birchwood Power Partners, LP (EWG)
                      (50% - SEI Birchwood, Inc.; 50% - Domestic Corporation)

                      Greenhost, Inc. (Authorized by Order of 11/20/96))
                      (50% - SEI Birchwood, Inc.; 50% - Domestic Corporation)

               SEI Hawaiian Cogenerators, Inc. (EWG)
               (100% - Southern Energy North America, Inc.)

               Southern Energy-Cajun, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

                      Louisiana Generating, LLC  (Intermediate Subsidiary)
                      (40% - Southern Energy-Cajun, Inc.; 60% - Domestic Corporations)

               SEI State Line, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

                      State Line Holding Corporation (Intermediate Subsidiary)
                      (100% - SEI State Line, Inc.)

                             State Line Energy, L.L.C. (EWG)
                             (60% - SEI State Line, Inc.; 40% - State Line Holding Corporation)

               SEI New England Holding Corp. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

               SEI New England, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy North America, Inc.)

                      Newington Energy, L.L.C. (Special Purpose Subsidiary)
                      (50% - SEI New England Holding Corp; 50% - SEI New England Inc.)

                      Southern Energy New England, L.L.C. (EWG)
                      (50% - SEI New England Holding Corp; 50% - SEI New England Inc.)

                             Southern Energy Canal, L.L.C. (EWG)
                             (99% - Southern Energy New England LLC; 1% - SEI New England Holding Corp)

                             Southern Energy Kendall, L.L.C. (EWG)
                             (99% - Southern Energy New England LLC; 1% - SEI New England Holding Corp)

                      Southern Energy Canal III, L.L.C. (Special Purpose
                      Subsidiary) (50% - SEI New England, Inc.; 50% - SEI New
                      England Holding Corp.)





EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy North-America, Inc. - CONTINUED

                      SEI Wisconsin Holdings, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America, Inc.)

                             SEI Wisconsin, L.L.C. (EWG)
                             (100 %- SEI Wisconsin Holding, Inc.)

                      Southern Energy Texas (G.P.), Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America, Inc.)

                      Southern Energy Southwest Investments, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America, Inc.)

                             Southern Energy Wichita Falls, L.P. (Special Purpose Subsidiary)
                             (99% - Southern Energy Southwest Investments, Inc.; 1% Southern Energy Texas (G.P.), Inc.)

                      Southern Energy New York, G.P., Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America, Inc.)

                      Southern Energy Hudson Valley Investments, Ltd. (Intermediate Subsidiary)
                      (100% - Southern Energy North America, Inc.)

                             Southern Energy Bowline, L.L.C. (Special Purpose Subsidiary)
                             (99% - Southern Energy Hudson Valley Investments, Inc.; 1% - Southern Energy
                             New York, G.P., Inc.)

                             Southern Energy Lovett, L.L.C. (Special Purpose Subsidiary)
                              (99% - Southern Energy Hudson Valley Investments, Inc.; 1% - Southern Energy
                             New York, G.P., Inc.)

                             Southern Energy NY-Gen, L.L.C. (Special Purpose
                             Subsidiary) (99% - Southern Energy Hudson Valley
                             Investments, Inc.; 1% - Southern Energy New York,
                             G.P., Inc.)

                      Southern Energy Bay Area Investments, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America, Inc.)

                      Southern Energy Golden States Holding Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy North America, Inc.)

                             Southern Energy Delta, L.L.C. (Special Purpose Subsidiary)
                             (50% - Southern Energy Bay Area Investments; 50% -  Southern Energy Golden
                             States Holdings, Inc.)

                             Southern Energy Potrero, L.L.C. (Special Purpose Subsidiary)
                             (50% Southern Energy Bay Area Investments; 50% Southern Energy Golden
                             States Holdings, Inc.)








EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED

        Southern Energy International, Inc. (Foreign Holdings)
        (100% - Holdings)

               Southern Energy do Brazil Ltda. (Special Purpose Subsidiary - Project Development)
               (99.85% - Southern Energy International, Inc.; .15% - Southern Energy Resources, Inc.)

               Southern Energy - Asia, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

                      Southern Energy Asia Ventures, Inc. (Intermediate Subsidiary)
                      (100% Southern Energy -Asia, Inc.)

                      Consolidated Electric Power Asia Limited (Special Purpose Subsidiary) (NOTE 1)
                     (90.0% - Southern Energy - Asia, Inc.; 10% Southern Energy Asia Ventures, Inc.) (NOTE 2)

                             Hopewell Energy International Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    Southern Energy Holdings Philippines, Inc. (Intermediate Subsidiary)
                                    (85.11% - Hopewell Energy International
                                    Limited; 9.16% - CEPA Mobile Power Systems
                                    (BVI) Corporation; 5.73% - Navotas II
                                    Holdings (BVI) Corp; .000009% - Hopewell
                                    Project Management Company Limited)

                                           Hopewell Power (Philippines), Corp. (FUCO)
                                           (87.22% - Southern Energy Holdings Philippines, Inc; 12.78% Foreign Company)

                                           Hopewell Mobile Power Systems Corp. (FUCO)
               (100% - Southern Energy Holdings Philippines, Inc.)

                                                  CEPA Services Corp. (Special Purpose Subsidiary)
                                                  (100% - Hopewell Mobile Power Systems Corp.)

                                           Hopewell Tileman (Philippines) Corp. (FUCO)
               (100% - Southern Energy Holdings Philippines, Inc.)

                             Southern Energy Limited (Intermediate Subsidiary)
                             (80% - Consolidated Electric Power Asia Limited; 20% Foreign Company)

                                    Guangdong Guanghope Power Co., Ltd (FUCO)
                                    (40% - Southern Energy Limited; 60% Foreign Company)

                             Southern Energy China, Ltd. (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)







EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Asia, Inc. - CONTINUED
                      Southern Energy Asia Ventures, Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED

                             Hopewell Project Management Company Limited
                             (Intermediate Subsidiary) (100% - Consolidated
                             Electric Power Asia Limited )

                                    Southern Energy Project Holdings Philippines, Inc. (Special Purpose Subsidiary)
         (100%- Hopewell Project Management Company Limited)

                                    Hopewell Energy (Philippines) Corp. (FUCO)
                                    (60.1%- Hopewell Project Management Company, Limited;
                                    29.9% Southern Energy Holdings Philippines, Inc.; 10% -Foreign Company)

                             Navotas II (BVI) Holdings Corp (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Mobile Power Systems (BVI) Corporation (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Guangxi Energy Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Eastern Power Plant Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Construction (Hong Kong) Limited (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

           Sual Construction Corporation (Special Purpose Subsidiary)
                                    (100% - CEPA Construction Limited)

         CEPA Construction Resources (BVI) (Special Purpose Subsidiary)
                                    (100% - CEPA Construction Limited)

                                    CEPA Procurement (BVI) Ltd (Intermediate Subsidiary)
                                    (100% - CEPA Construction Limited)

                                           CEPA Procurement (Delaware) L.L.C. (Special Purpose Subsidiary)
                                          (51% - CEPA (BVI) Procurement Limited; 49% CEPA Sourcing Limited)




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Asia, Inc. - CONTINUED
                      Southern Energy Asia Ventures Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED
                             CEPA Construction (Hong Kong) Limited - CONTINUED

                                    CEPA Sourcing (BVI) Ltd (Intermediate Subsidiary)
                                    (100% - CEPA Construction Limited)

           Pagbilao Shipping Corporation (Special Purpose Subsidiary)
                                    (100% - CEPA Construction Limited)

                             CEPA International Finance Corporation  (Intermediate  Subsidiary)
                             (100% Consolidated Electric Power Asia Limited)

                                    Excellent Crown Limited (Special Purpose Subsidiary)
                                    (100% - CEPA International Finance Corporation)

                             CEPA Pangasinan Electric Limited (Intermediate Subsidiary)
                             (100% Consolidated Electric Power Asia Limited)

                                    Pangasinan Electric Corporation (FUCO)
                                    (96.9% - CEPA Pangasinan Electric Limited;
                                    3.1% - Commonwealth Development Corporation)

                             CEPA Pakistan (BVI) Limited (Intermediate Subsidiary)
                             (100% Consolidated Electric Power Asia Limited)

                                    CEPA Energy Pakistan Limited (FUCO)
                                    (100% - CEPA Pakistan Limited)

                             CEPA Nominee (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Thailand (BVI) Limited  (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA India (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

          CEPA Investment (Mauritius) Limited (Intermediate Subsidiary)
                                    (100% - CEPA India (BVI) Limited)

                                          Consolidated Electric Power Asia Limited Limited (India) Private Limited (FUCO)
                                          (100% - CEPA Investment (Mauritius) Limited)









05/03/99, 3:41 PM
25
EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Asia, Inc. - CONTINUED
                      Southern Energy Asia Ventures Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED

                             CEPA Operations, (Hong Kong) Limited (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

        CEPA Operations (Philippines) Corp. (Special Purpose Subsidiary)
                                    (100% - CEPA Operations, Limited)

                             CEPA Project Management and Engineering (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Fuels Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                                    Marsford Investments Pte Ltd. (Intermediate Subsidiary)
                                    (100% - beneficially owned by CEPA Fuels Limited)

         Allied Queensland Coalfields, Ltd (Special Purpose Subsidiary)
      (95.17% - CEPA Fuels Limited; 4.83% - Marsford Investments Ptd Ltd))

                                           Aberdare Colliers Pty Limited  (Special Purpose Subsidiary)
                                           (100% - Allied Queensland Coalfields, Ltd)

                                                  New Whitwood Collieries Pty Ltd. (Special Purpose Subsidiary)
                      (100% - Aberdare Collieries Pty Ltd.)

                                                  Riverview Coal Terminal Pty Ltd. (Special Purpose Subsidiary)
                      (100% - Aberdare Collieries Pty Ltd.)

                                           AQC (Kogan Creek) Pty Limited  (Special Purpose Subsidiary)
                                           (100% - Allied Queensland Coalfields, Ltd)

                                                  AQC (Wilkie Creek) Pty Limited (Special Purpose Subsidiary)
                     (100% - AQC (Kogan Creek) Pty Limited)

                                           Baralaba Coal Pty Limited  (Special Purpose Subsidiary)
                  (100% - Allied Queensland Coalfields Limited)

                                           Lemon Grove Investment Pty Limited (Special Purpose Subsidiary)
                  (100% - Allied Queensland Coalfields Limited)

               Tiaro Coal Pty Limited (Special Purpose Subsidiary)
                  (100% - Allied Queensland Coalfields Limited)

EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Asia, Inc. - CONTINUED
                      Southern Energy Asia Ventures, Inc. - CONTINUED
                      Consolidated Electric Power Asia Limited - CONTINUED

                             Philippine Power and Infrastructure Holding Corporation (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Finance Corporation (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             Hopewell Energy International (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Energy International (BVI) Limited (Special Purpose Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Power China (BVI) Limited (Intermediate Subsidiary
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Energy (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             Cachelot Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             Fortune Wheels Investment Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             Carrigon Management Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Project Management (BVI) Company Limited (Intermediate
Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Tileman Power Systems (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Guangxi Energy (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

                             CEPA Slipform Power Systems (BVI) Limited (Intermediate Subsidiary)
                             (100% - Consolidated Electric Power Asia Limited)

               Southern Electric International - Netherlands, BV (Intermediate
               Subsidiary) (100% - Southern Energy International, Inc.)



EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED

               Southern Electric International Finance, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy International, Inc.)

               Southern Energy Europe, Inc. (Intermediate Subsidiary)
               (100% Southern Energy International, Inc.)

                      Southern Energy UK Generation Limited (Intermediate
                      Subsidiary) (100% - Southern Energy Europe, Inc.)

                     Southern Energy Development - Europe Limited (Intermediate
                      Subsidiary) (100% - Southern Energy Europe, Inc.)

                             Southern Energy Development Hungaria, L.L.C. (Special Purpose Subsidiary)
                             (100% - Southern Energy Development - Europe Limited)

                      The Southern Company - Europe, plc (Intermediate
                      Subsidiary) (99% - Southern Energy Europe, Inc., 1% -
                      Southern Energy Inc.)

                      Southern Energy Netherlands, Ltd. (Intermediate Subsidiary)
                      (100% - Southern Energy Europe, Inc.)

                      Southern Energy Europe Investments, Ltd. (Intermediate Subsidiary)
                      (100% - Southern Energy Europe, Inc.)

                             Southern Energy Netherlands B.V. (Dutch) (Intermediate Subsidiary)
                             (50% - Southern Energy Netherlands, Ltd.; 50% Southern Energy Europe
                             Investments, Ltd.)

                                           Southern Energy - Europe B.V. (Dutch) (Special Purpose Subsidiary)
                                           (100% - Southern Energy Netherlands B.V.)

                      Southern Electric International - Europe, Inc. (Intermediate Subsidiary)
                      (100% - Southern Energy Europe, Inc.)

                             SWEB Holdings UK (Intermediate Subsidiary)
                             (49% - Southern Electric International - Europe, Inc.; 51% - Domestic Corporation)

                                    SWEB Holdings Limited (Intermediate Subsidiary)
                                    (100% - SWEB Holdings UK)

              Southern Investment UK plc (Intermediate Subsidiary)
                                           (100% - SWEB Holdings Limited)

                                                  South Western Electricity plc
(FUCO) (NOTE 1)
                       (100% - Southern Investment UK plc)

                                                         SWEB Investments Limited (FUCO Subsidiary)
                                                         (100% - South Western Electricity plc)

                                                         South Western Helicopters Limited  (FUCO Subsidiary)
                                                         (100% - South Western Electricity plc)

                                                         AZTEC Insurance Limited   (FUCO Subsidiary)
                                                         (100% - South Western Electricity plc)




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy Europe, Inc. - CONTINUED
                      Southern Electric International - Europe, Inc. - CONTINUED
                             SWEB Holdings Limited - CONTINUED
                                    Southern Investment UK plc - CONTINUED
                                           South Western Electricity plc - CONTINUED

                    SWEB Insurance Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                                                  SWEB Investments 1996 Limited
                                                  (FUCO Subsidiary) (100% -
                                                  South Western Electricity plc)

                                                         Croeso Systems Development Limited (FUCO Subsidiary)
                                                         (50% - SWEB Investments 1996 Limited)

                                                         Midlands Enterprise Fund (FUCO Subsidiary)
                                                         (26.80% - SWEB Investments 1996 Limited)

               SWEB Property Investments Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                                                  SWEB Property Developments Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                                                         Temple Back Developments Limited (FUCO Subsidiary)
                                                         (49.0% - SWEB Property Developments Limited)

                                                              Weston-Super-Mare Developments Limited (FUCO Subsidiary)
                                                              (100.0% - Temple Back Developments Limited)

                                                  South Western Power Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                                                              South Western Power Investments Limited (FUCO Subsidiary)
                                                              (100% - South Western Power Limited)

                                                                       Teeside Power Limited (FUCO Subsidiary)
                                                                       (7.7% - South Western Power Investments
Limited)

                                                                       Wind Electric Limited (FUCO Subsidiary)
                                                                       (11.7% - South Western Power Investments
                                                                        Limited)

                                                                       WindResources Limited (FUCO Subsidiary)
                                                                       (45% - South Western Power Investments
                                                                        Limited)




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy, Europe, Inc. - CONTINUED
                      Southern Electric International - Europe, Inc. - CONTINUED
                             SWEB Holdings Limited - CONTINUED
                                    Southern Investment UK plc - CONTINUED
                                           South Western Electricity plc - CONTINUED
                                                  South  Western Power Limited -
                                                         CONTINUED South Western
                                                         Power Investments
                                                         Limited - CONT.
                                                                  Wind Resources Limited - CONTINUED
                                                                       Carland Cross Limited (FUCO Subsidiary)
                                                                       (100% - Wind Resources Limited)

                                                                       Coal Clough Limited (FUCO Subsidiary)
                                                                       (100% - Wind Resources Limited)

                                                              Winterton Power Limited (FUCO Subsidiary)
                                                              (25% - South Western Power Investments Limited)

                                                         Green Electron Limited (FUCO Subsidiary)
                                                         (90% - South Western Power Limited; 10% Foreign
                                                          Corporation)

                                                  SWEB Data Collection Services Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                    Concorde House Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                                                  Electricity Association EA Technology Limited (FUCO Subsidiary)
                     (7.7% - South Western Electricity plc)

                                                  Non-Fossil Purchasing Agency Limited (FUCO Subsidiary)
                     (8.3% - South Western Electricity plc)

                      ElectraLink Limited (FUCO Subsidiary)
                     (6.19% - South Western Electricity plc)

                                                  South Western Energy Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                                                  South Western Natural Gas Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                     SWEB Finance Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                       SWEB Gas Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                      REC Collect Limited (FUCO Subsidiary)
                      (25% - South Western Electricity plc)





EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES

Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy, Europe, Inc. - CONTINUED
                      Southern Electric International - Europe, Inc. - CONTINUED
                             SWEB Holdings Limited - CONTINUED
                                    Southern Investment UK plc - CONTINUED
                                           South Western Electricity plc - CONTINUED

                                                  South Western Electricity Share Scheme Trustees Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                                                  Electricity Pensions Trustee Limited (FUCO Subsidiary)
                                                  (Limited by Guarantee - South Western Electricity plc)

                                                  St. Clements Services Limited (FUCO Subsidiary)
                     (9.1% - South Western Electricity plc)

                                                  Electricity Pension Limited (FUCO Subsidiary)
                      (5% - South Western Electricity plc)

                     ESN Holdings Limited (FUCO Subsidiary)
                     (4.5% - South Western Electricity plc)

                                                  Electricity Association Limited (FUCO Subsidiary)
                     (5.9% - South Western Electricity plc)

                       Northmere Limited (FUCO Subsidiary)
             (Limited by Guarantee - South Western Electricity plc)

                                                  South West Enterprise Limited (FUCO Subsidiary)
                                                  (Limited by Guarantee - South Western Electricity plc)







EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy Europe, Inc. - CONTINUED
                      Southern Electric International - Europe, Inc. - CONTINUED
                             SWEB Holdings Limited - CONTINUED
                                    Southern Investment UK plc - CONTINUED
                                           South Western Electricity plc - CONTINUED

                         SWEB Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                      SWEB Retail Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                                                  SWEB Natural Gas Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                                                  SWEB Pension Trustee Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                     SWEB Telecom Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

                                                  UK Data Collection Service Limited (FUCO Subsidiary)
                     (8.33% - South Western Electricity plc)

                                                  Western Natural Gas Limited (FUCO Subsidiary)
                     (100% - South Western Electricity plc)

               SEI Brazil Holdings, Inc. (Intermediate Subsidiary)
               (100 % - Southern Energy International, Inc.)

               SEI South America, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

               Southern Energy Caribe, Ltd. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

               Southern Energy - Newco2, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

                      SEI Chile, SA (Intermediate Subsidiary)
                      (99.99% - Southern Energy - Newco2, Inc., .001% - Southern
Energy Inc.)

                             Energia del Pacifico Limitada (Intermediate
                             Subsidiary) (99.9% - SEI Chile, SA, .1% - Southern
                             Energy International, Inc.)

                                           Gasoducto Nor Andino Argentina, S.A. (Intermediate Subsidiary)
              (33.33% - Energia del Limitada,; 66.67% - Tractebel)

               Gasoducto Nor Andino S.A. (Intermediate Subsidiary)
               (33.33% - Energia del Limitada; 66.67% - Tractebel)

                                    Empressa Electrica del Norte Grande, SA (FUCO)
                                    (82.34034% - SEI Chile, SA; 8.81% - Foreign Government; 8.850% - Natural Persons)





EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               Southern Energy - Newco2, Inc. - CONTINUED
                      SEI Chile, SA - CONTINUED
                             Empressa Electrica del Norte Grande, SA - CONTINUED

                     Sitranor S.A. (Intermediate Subsidiary)
                                                  (60% - Empressa Electrica del Norte Grande, SA; 20% - CODELCO; 20% ELECTROANDINA)

                      Southern Electric Bahamas Holdings, Limited (Intermediate
                      Subsidiary) (100% - Southern Energy - Newco2, Inc.)

                             Southern Electric Bahamas, Ltd (Intermediate Subsidiary)
                             (100% - Southern Electric Bahamas Holdings, Limited)

                                    ICD Utilities Limited (Intermediate Subsidiary)
          (25% - Southern Electric Bahamas, Ltd; 75% - Foreign Company)

                                    Freeport Power Company Limited (FUCO)
                                    (50% - Southern Electric Bahamas, Ltd; 50% - ICDU Utilities Limited)

                      SEI Beteilligungs, GmbH (Intermediate Subsidiary) (100% -
                      Southern Energy - Newco2, Inc.)

                             P.T. Tarahan Power Company (Special Purpose Subsidiary)
                             (55% - SEI Beteilligungs, GmbH; 2.5% - Domestic Corporation;
                             42.5% - Foreign Company)

               Cayman Energy Traders (Intermediate Subsidiary)
               (27.59% - Southern Energy International, Inc.; 72.41% - Domestic Corporation)

                      Southern Electric do Brasil Participacoes, Limitada (Intermediate Subsidiary)
                      (90.6% - Cayman Energy Traders; 9.4% - Foreign Pension Fund)

                             Companhia Energetica de Minas Gerais (CEMIG)  (FUCO)
                             (33% - Southern Electric do Brasil Participacoes, Limitada; 51% - Foreign
                             Government; 16% - General Public)

               Southern Energy E Associados Particpacoes, S.A. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

               SEI Germany - BEWAG, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

               SEI Worldwide Holdings, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

                      SEI Worldwide Holdings (Germany) GmbH (Intermediate
                      Subsidiary) (50% - SEI Germany - BEWAG, Inc.; 50% - SEI
                      Worldwide Holdings, Inc.)

                             Southern Energy Holding Beteiligungsgesellschaft GmbH (Intermediate Subsidiary)
                             (100% - SEI Worldwide Holdings (Germany) GmbH)

                             Southern Energy Development-Europa GmbH (Special Purpose Subsidiary)
                             (100% - SEI Worldwide Holdings (Germany) GmbH)





EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy International, Inc. - CONTINUED
               SEI Worldwide Holdings, Inc. - CONTINUED
                      SEI Worldwide Holdings (Germany) GmbH - CONTINUED
                             Southern Energy Holding Beteiligungsgesellschaft GmbH - CONTINUED

                                    BEWAG  ( FUCO)
          (26% - Southern Energy Holding Beteiligungsgesellschaft GmbH,
                           74% Other Foreign Persons )

                             SEI y Asociados de Argentina, S.A. (Intermediate
                             Subsidiary) (45.79% - SEI Worldwide Holdings GmbH;
                             7.14%- Asociados de Electricidad, S.A.; 40.52% -
                             Holdings: 5.55% - Foreign Corporation; 1% -
                             Domestic Company)

                                    Hidroelectrica Alicura, S.A. (FUCO)
                                    (59% - SEI y Asociados de Argentina, S.A.; 41% - Foreign Government)

               Southern Electric International Trinidad, Inc. (EWG)
               (100% - Southern Energy International, Inc.)

                      The Power Generation Company of Trinidad & Tobago Limited (EWG)
                      (39% - Southern Electric International Trinidad, Inc.; 51% - Foreign Government;
10% - Domestic Corporation)

               SE China Investments (Intermediate Subsidiary)
               (100% - Southern Energy International, Inc.)

                      Southern Energy Mauritius Limited (Intermediate Subsidiary)
                      (100% SE China Investments)

                      SEMAR Limited (Intermediate Subsidiary)
                      (100% SE China Investments)

                      Southern Energy Newco Limited (Intermediate Subsidiary)
                      (100% SE China Investments)

        Southern Energy Finance Company, Inc. (Intermediate Subsidiary)
        (100% Holdings)

               EPZ Lease, Inc.  (Intermediate Subsidiary)
               (100% Southern Energy Finance Company, Inc.)

                      EPZ Lease, LLC (Intermediate Subsidiary)
                      (99% EPZ Lease, Inc.; 1% Southern Energy Finance Company, Inc.)

                             EPZ Lease Holding A, LLC (Intermediate Subsidiary)
                             (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                    EPZ Lease Trust A (FUCO)
                                    (100% - EPZ Lease Holding  A, LLC {Beneficial Interest})




EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy Finance Company, Inc - CONTINUED
               EPZ Lease, Inc. - CONTINUED
                      EPZ Lease, LLC - CONTINUED

                             EPZ Lease Holding B, LLC (Intermediate Subsidiary)
                             (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                    EPZ Lease Trust B (FUCO)
                                    (100% - EPZ Lease Holding  B, LLC {Beneficial Interest})

                             EPZ Lease Holding C, LLC (Intermediate Subsidiary)
                             (99% EPZ Lease, LLC; 1% EPZ Lease, Inc.)

                                    EPZ Lease Trust C (FUCO)
                                    (100% - EPZ Lease Holding  C, LLC {Beneficial Interest})

               Southern Energy Clairton, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy Finance Company, Inc.)

                      Southern Energy Clairton, L.L.C. (Intermediate Subsidiary)
                      (85% - Southern Energy Clairton, Inc.; 15% Southern Energy Clairton2, Inc.)

                             Clairton 1314 B Partnership, L.P. (Rule 58 Energy-Related Company)
                             (27% - Southern Energy Clairton, L.L.C.; 73% - Domestic Corporations)

               Southern Energy Clairton2, Inc.(Intermediate Subsidiary) (100% -
               Southern Energy Finance Company, Inc.)

               Southern Energy Carbontronics, Inc. (Intermediate Subsidiary)
               (100% - Southern Energy Finance Company, Inc.)

                      Southern Energy Carbontronics, L.L.C. (Intermediate Subsidiary)
                      (99% - Southern Energy Carbontronics,Inc.; 1% - Southern Energy Finance Company)

                             Carbontronics Synfuels Investors, L.P. (Rule 58 Energy-Related Company)
                             (24.75% - Southern Energy Clairton, L.L.C.; 75.25% - Domestic Corporations)

               Dutch Gas Lease, Inc.  (Intermediate Subsidiary)
               (100% Southern Energy Finance Company, Inc.)

                      Dutch Gas Lease, L.L.C. (Intermediate Subsidiary)
                      (99% Dutch Gas Lease, Inc.; 1% Southern Energy Finance Company, Inc.)

                             Dutch Gas Lease Holding A, L.L.C. (Intermediate Subsidiary)
                             (99% Dutch Gas Lease, L.L.C.; 1% Dutch Gas Lease, Inc.)

                                    Dutch Gas Lease Trust A (FUCO)
        (100% - Dutch Gas Lease Holding A, L.L.C. {Beneficial Interest})






EXHIBIT H - ORGANIZATION CHART - SOUTHERN ENERGY UMBRELLA COMPANIES
Holdings - CONTINUED
        Southern Energy Finance Company, Inc - CONTINUED
               Dutch Gas Lease, Inc. - CONTINUED
                      Dutch Gas Lease, L.L.C. - CONTINUED

                             Dutch Gas Lease Holding B, L.L.C. (Intermediate Subsidiary)
                             (99% - Dutch Gas Lease, L.L.C; 1% - Dutch Gas Lease, Inc.)

                                    Dutch Gas Lease Trust B (FUCO)
         (100% - Dutch Gas Lease Holding B, L.L.C {Beneficial Interest})

                             Dutch Gas Lease Holding C, L.L.C. (Intermediate Subsidiary)
                             (99% - Dutch Gas Lease, L.L.C; 1% - Dutch Gas Lease, Inc.)

                                    Dutch Gas Lease Trust C (FUCO)
        (100% - Dutch Gas Lease Holding C, L.L.C. {Beneficial Interest})

        Southern Company Capital Funding, Inc. (Intermediate Subsidiary)
        (100% - Holdings)

               Southern Company Capital Trust I (Intermediate Subsidiary) (100%
               - Southern Company Capital Funding, Inc.)

               Southern Company Capital Trust II (Intermediate Subsidiary) (100%
               - Southern Company Capital Funding, Inc.)

               Southern Company Capital Trust III (Intermediate Subsidiary)
               (100% - Southern Company Capital Funding, Inc.)

               Southern Company Capital Trust IV (Intermediate Subsidiary) (100%
               - Southern Company Capital Funding, Inc.)

Mobile Energy Services Holdings, Inc. (Intermediate Subsidiary)
(100% - The Southern Company)

               Mobile Energy Services Company, L.L.C. (Public Utility)
               (99% - Mobile Energy Services Holdings, Inc.; 1% - Southern Energy Resources, Inc.)

Energia de Neuvo Leon, SA De CV (FUCO)
(33 1/3% - The Southern Company; 33 1/3% Foreign Corporations; 33 1/3% - Foreign
Government)

Footnotes:
NOTE 1 - The organization chart above that includes the subsidiaries of Consolidated Electric Power Asia Limited and Southwestern Electricity PLC is updated annually as of December 31.

NOTE 2 - Certain of CEPA's holdings in the Philippines were reorganized through a series of agreements which were dated and executed on or before December 31, 1997. However, these agreements are awaiting the approval of certain governmental authorities in the Philippines and are not yet effective.







Southern Energy Resources, Inc.
Southern Energy Inc. 100%(Ownership)(IS)

Inversiones SEI Chile Limitada
SEI Chile, S.A. (99%)Southern Energy, Inc.(1%)(IS)

Electrica SEI Chile Limitada
Sei Chile, SA(97.5%) Southern Energy, Inc. (1%)(IS)

Energia del Pacifico
Edelnor (99%)S.E. Chile(1%)(IS)

Southern electric International, Inc.
900 Ashwood Parkway, Suite 500
Atlanta, GA 30338
Southern Energy, Inc.(ownership) 100% (IS)

HOPEC Engineering Design Limited
Consolidated Construction Resources Limited (100% ownership)
SPS

Five Stars Venture Limited
CEPA Operations(Hong Kong) Limited 16.98%, CEPA Project Mgt & Eng. 15.11%, CEPA
Construction (Hong Kong Limited 67.91%) IS

Hopewell Energy Limited
Consolidated Electric Power Asia Limited(80%), Foreign Company 20% IS

Montana Enterprises Limited
Consolidated Electric Power Asia Limited - ownership 100%(SPS)

Sorensen Enterprises Limited
Consolidated Electric Power Asia Limited - ownership 100%(IS)

Treharn Assets Limited
Consolidated Electric Power Asia Limited - ownership 100%(IS)

CEPA  Development (Mauritius) Company Limited(IS)
Shelf Company - ownership not assigned - n/a

CEPA Energy Investment (Mauritius) Limited (IS)
Shelf Company - ownership not assigned - n/a

CEPA Project Holding (Mauritius) Limited (IS)
Shelf Company - ownership not assigned - n/a

China Johnston Southern Limited(IS)
Shelf Company - ownership not assigned - n/a

Consolidated Electric Power Asia(India) Private Limited(IS)
Shelf Company - ownership not assigned - n/a

Consolidated Electric Power Asia Limited (IS)
CEPA - ownership  100%

Consolidated Electric Power Asia (IS)
CEPA - Asia Limited 100%

Johnston Southern Development Company, LLC.
Southern Energy China Limited (95%
Third Party (5%

Southern Energy(Shajiao C) Limited (IS)
CEPA Asia Limited (80%)

Stenus Limited (IS)
CEPA Asia Limited (100%)

Tranquil Star Corporation (IS)
CEPA Asia Limited (100%)
